SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TASER International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1: INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
OTHER MATTERS

TASER INTERNATIONAL, INC.
7860 East McClain Drive, Suite 2
Scottsdale, Arizona 85260

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
August 26, 2004

To Our Stockholders:

     A Special Meeting of Stockholders of TASER International, Inc. (the “Company”) will be held at 12:00 Noon on Thursday, August 26, 2004 at the Company’s offices located at 7860 East McClain Drive, Scottsdale, Arizona 85260 for the following purposes:

1.	To consider and vote upon a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares from 50,000,000 shares to 200,000,000 shares; and

2.	Transacting such other business as may properly come before the meeting.

     Only holders of the Company’s Common Stock at the close of business on June 30, 2004 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Stockholders may vote in person or by proxy. A list of stockholders entitled to vote at the meeting will be available for examination by stockholders at the time and place of the meeting and during ordinary business hours, for a period of 10 days prior to the meeting, at the principal executive offices of the Company, 7860 East McClain Drive, Suite 2, Scottsdale, Arizona 85260.

By Order of the Board of Directors,

/s/ DOUGLAS E. KLINT

Douglas E. Klint Corporate Secretary

Scottsdale, Arizona
July 29, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

TASER INTERNATIONAL, INC.
7860 East McClain Drive, Suite 2
Scottsdale, Arizona 85260

PROXY STATEMENT

Special Meeting of Stockholders

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TASER International, Inc. (the “Company”) of proxies to be voted at a Special Meeting of Stockholders of the Company to be held at 12:00 Noon, Arizona time, on Thursday, August 26, 2004 at the Company’s offices located at 7860 East McClain Drive, Suite 2, Scottsdale, Arizona 85260, telephone number 480-905-2018, and at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. If proxies in the accompanying form are properly executed, dated and returned prior to the voting at the meeting, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted for the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares from 50,000,000 to 200,000,000 shares and in support of the recommendations of management on such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Company intends to mail this proxy statement and accompanying proxy card on or about July 29, 2004 to stockholders entitled to vote at the meeting.

     Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a stockholder cast in person at the meeting. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by the Company’s officers and employees, or by telephone, facsimile or electronic transmission or express mail. The Company may reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxies and proxy material to their principals.

INFORMATION CONCERNING VOTING AND SOLICITATION

     Holders of record of the Company’s Common Stock on June 30, 2004 will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. As of that date, there were 28,925,912 shares of Common Stock outstanding and entitled to vote. The presence in person or by proxy, of persons holding a majority of these shares will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder to one vote on each matter that may properly come before the meeting. Abstentions will be counted in determining whether a quorum is present for the meeting but will be counted as a vote against any proposal. If a stockholder holds shares through a nominee, such as a brokerage firm, and such nominee does not have discretionary voting power with respect to a proposal and has not received voting instructions from the beneficial owner, a broker “non-vote” occurs. Broker non-votes are counted in determining whether a quorum is present. The affirmative vote of the holders of a majority of the outstanding stock entitled to vote at the Special Meeting, assuming a quorum is present, is necessary for approval of the proposed amendment to the Company’s Certificate of Incorporation. Therefore, abstentions and broker non-votes effectively count as votes against the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth information, as of June 30, 2004, with respect to beneficial ownership of the Company’s Common Stock (the only class of shares of outstanding voting securities of the Company) by each director, by the Chief Executive Officer and each of the Company’s executive officers (other than the Chief Executive Officer) who were serving as executive officers at June 30, 2004, by all directors and officers as a group, and by each person who is known to the Company to be the beneficial owner of more than five percent of the Company’s outstanding Common Stock.

     As of such date, there were 28,925,912 shares of Common Stock outstanding. The Company believes that, except as otherwise described below, each named beneficial owner has sole voting and investment power with respect to the shares listed.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class(1)
Bruce R. Culver(2)(3)	827,641	2.9%
Patrick W. Smith(2)(3)	1,644,604	5.6%
Phillips W. Smith(2)(3)(4)	815,241	2.8%
Thomas P. Smith(2)(3)	1,041,544	3.6%
Bernard B Kerik(2)(3)	84,667	*
Matthew R. McBrady(2)(3)	14,998	*
Mark W. Kroll(2)(3)	20,833	*
Daniel Behrendt(2)(3)	109,562	*
Kathleen C. Hanrahan(2)(3)		*
Citadel LP(5)	2,024,388	6.7%
131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60606
All directors and executive officers as a group (9 persons)(3)	4,565,757	15.2%

*	less than 1%

(1)	Calculated based on number of outstanding shares as of June 30, 2004 which is 28,925,912 plus the total number of shares which the reporting person has the right to acquire within 60 days following June 30, 2004.

(2)	The address of such person is c/o 7860 East McClain Drive, Suite 2, Scottsdale, Arizona 85260.

(3)	The shares shown as beneficially owned include 86,333 shares for Bruce R. Culver, 344,000 shares for Patrick W. Smith, 174,567 shares for Phillips W. Smith, 344,000 shares for Thomas P. Smith, 84,667 shares for Bernard B. Kerik, 14,998 shares for Matthew R. McBrady, 4,166 shares for Mark W. Kroll, 6,667 shares for Daniel Behrendt; 109,562 shares for Kathleen C. Hanrahan, and 1,168,960 shares for the group, which such persons and the group have the right to acquire by exercise of stock options or warrants within 60 days following June 30, 2004.

(4)	The shares beneficially owned by Phillips W. Smith include 640,674 shares held of record by the Phillips W. Smith Family Trust.

(5)	The shares owned by Citadel LP include 620,388 shares for which it has shared dispositive and voting power and also includes 1,404,000 shares it has the right to acquire pursuant to call options.

PROPOSAL NO. 1:
INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

General

     The Company’s Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock. On April 30, 2004, the Board of Directors adopted a resolution approving an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common

Stock to 200,000,000 shares, subject to stockholder approval of the amendment. No change is being proposed to the authorized number of shares of Preferred Stock

Current Use of Shares

     As of June 30, 2004, the Company had 28,925,912 shares of Common Stock outstanding, 7,645,784 shares of Common Stock reserved for future issuance under the Company’s incentive stock plans, of which 4,219,808 shares are covered by outstanding options and 3,425,976 shares are available for future grant or purchase, and 88,179 shares of Common Stock reserved for issuance upon exercise of outstanding warrants. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company has 13,340,125 shares remaining available for other purposes.

Proposed Amendment to Certificate of Incorporation

     The Board of Directors has adopted resolutions setting forth the proposed amendment to Subsection (a) of Article 4 of the Company’s Certificate of Incorporation (the “Amendment”), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company’s stockholders at the Special Meeting. The following is the text of Subsection (a) of Article 4 of the Company’s Certificate of Incorporation as proposed to be amended.

“4. (a) The Corporation is authorized to issue a total of 225,000,000 shares of two classes of stock: 200,000,000 shares of Common Stock, par value $.00001 per share; and 25,000,000 shares of Preferred Stock, par value $.00001 per share.”

Purpose and Effect of the Proposed Amendment

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the number of shares of Common Stock that it is authorized to issue in order to allow the Company to effect a future stock split in the form of a stock dividend. Under the current Certificate of Incorporation, the Board of Directors may not authorize future stock splits or declare additional stock dividends without first soliciting and obtaining stockholder approval if following such action the total number of shares of Common Stock outstanding and reserved for issuance would exceed 50,000,000 shares. Under the Certificate of Incorporation ,as amended, the Board of Directors would have the ability to authorize a future stock split in the form of a stock dividend.

     The Board of Directors also believes that the availability of additional authorized but unissued shares will provide it with the flexibility to issue Common Stock for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans and to effect additional stock splits in the future. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional Common Stock for any such purpose.

     The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares to effect a future stock split in the form of a stock dividend and permit the Company to use its shares for one or more such previously mentioned purposes or otherwise. No additional action or authorization by the Company’s stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by its Board of Directors.

     Under the Company’s Certificate of Incorporation, the Company’s stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Copany’s business. However the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary for approval of the Amendment. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) effectively count as votes against the Amendment.

Recommendations of the Board

     The Board of Directors recommends that the stockholders vote “FOR” the proposal to amend the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 shares to 200,000,000 shares.

Deadline for Receipt of Stockholder Proposals

     Proposals of stockholders of the Company. which are intended to be presented by such stockholders at the Company’s 2005 Annual Meeting of Stockholders must be received by the Company no later than November 30, 2004 by the Secretary of the Company at the Company’s principal offices at 7860 East McClain Drive, Suite 2, Scottsdale, AZ 85260.

OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

By Order of the Board of Directors,

/s/ DOUGLAS E. KLINT

Douglas E. Klint
Corporate Secretary
July 29, 2004

PROXY
TASER International, Inc.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
August 26, 2004

Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints Patrick W. Smith and Thomas P. Smith as proxies, each with full power of substitution, to vote all of the Common Stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of TASER International, Inc. to be held on Thursday, August 26, 2004 beginning at 12:00 Noon, Arizona time, and at any adjournments or postponements thereof:

1.	APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 50,000,000 SHARES TO 200,000,000 SHARES

☐ FOR     ☐ AGAINST     ☐ABSTAIN

(please sign on reverse side)

• PLEASE VOTE, SIGN, AND RETURN THE ABOVE PROXY •

You are cordially invited to attend the Special Meeting of Stockholders of TASER International, Inc., which will be held at 7860 East McClain Drive, Scottsdale, Arizona 85260 beginning at 12:00 Noon on Thursday, August 26, 2004.

Whether or not you plan to attend this meeting, please sign, date, and return your proxy form above as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally. It is important that your stock be represented.

Douglas E. Klint, Corporate Secretary

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 50,000,000 SHARES TO 200,000,000 SHARES AND FOR THE PROXIES VOTING IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     Please date and sign exactly as your name or names appear below. If more than one name appears, all should sign. Persons signing as attorney, executor, administrator, trustee, guardian, corporate officer or in any other official or representative capacity, should also provide full title. If a partnership, please sign in full partnership name by authorized person

Dated:

Signature or Signatures

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE